AGREEMENT AND PLAN OF MERGER

                          DATED AS OF NOVEMBER 22, 1996




                                      AMONG


                           MATRIX CAPITAL CORPORATION,
                        MATRIX/VINTAGE ACQUISITION, INC.


                                       AND


                             THE VINTAGE GROUP, INC.








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                          AGREEMENT AND PLAN OF MERGER


SECTION                                                                 PAGE NO.


1.       Transactions on or Prior to the Closing Date..........................1
         1.1      The Merger...................................................1
         1.2      Conversion of Stock..........................................2
         1.3      Shareholders' Meeting........................................4

2.       Closing...............................................................5

3.       Representations and Warranties of the Company.........................5
         3.1      Organization and Qualification; Subsidiaries.................5
         3.2      Capitalization...............................................6
         3.3      Financial Condition..........................................6
         3.4      Tax Matters..................................................8
         3.5      Litigation and Claims........................................9
         3.6      Properties and Assets.......................................10
         3.7      Insurance...................................................12
         3.8      Contracts and Other Instruments.............................12
         3.9      Labor and Employment Agreements.............................13
         3.10     Employee Benefit Plans......................................14
         3.11     Officers, Directors and Employees; Compensation
                    of and Indebtedness to and from Officers, Directors,
                    Shareholders and Employees................................14
         3.12     Agreement Not in Breach of Certain Instruments..............14
         3.13     Regulatory Approvals........................................14
         3.14     Accounts and Notes Receivable...............................15
         3.15     No Undisclosed Liabilities..................................15
         3.16     Disclosure..................................................15
         3.17     Brokerage...................................................15
         3.18     Authorization of Agreement..................................15
         3.19     Bank Accounts...............................................16
         3.20     Account Balances............................................16

4.       Representations and Warranties of the Acquiror.......................16
         4.1      Organization................................................16
         4.2      Authority...................................................16
         4.3      Brokerage...................................................17
         4.4      Issuance of Common Stock....................................17
         4.5      Private Transaction.........................................17
         4.6      Litigation Pending or Threatened............................17
         4.7      Agreement Not in Breach of Certain Instruments..............17
         4.8      Disclosure..................................................18

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         4.9      Acquiror Disclosure Document................................18
         4.10     Regulatory Approvals........................................18
         4.11     Capitalization..............................................18
         4.12     Financial Condition.........................................18

5.       Covenants and Agreements of the Company..............................19
         5.1      Articles of Incorporation and Bylaws........................19
         5.2      Corporate Existence and Rights..............................19
         5.3      Transactions Affecting Business and Properties
                    of the Company............................................20
         5.4      Negotiations................................................20
         5.5      Access and Information Before the Closing...................21
         5.6      Current Information.........................................21
         5.7      Corporate Approvals.........................................21
         5.8      Consents....................................................21
         5.9      Contracts...................................................21
         5.10     Insurance...................................................22
         5.11     Termination of Agreements...................................22
         5.12     Agreements of Affiliates....................................22
         5.13     Employment Agreement........................................22
         5.14     No Default..................................................22
         5.15     Compliance with Laws........................................22
         5.16     Consents....................................................22
         5.17     Asset Purchase and Exchange Agreement.......................23
         5.18     Receivables.................................................23
         5.19     Notice to Kemper, Etc.......................................23

6.       Covenants and Agreements of the Acquiror.............................23
         6.1      Current Information.........................................23
         6.2      Consents....................................................24
         6.3      Employment Agreement........................................24
         6.4      Sales Under Rule 145 if Applicable..........................24
         6.5      Listing.....................................................25
         6.6      Employee Matters............................................25
         6.7      Underwriter Consent.........................................26

7.       Conditions to Obligations of the Company.............................26
         7.1      Correctness of Representations and Warranties...............26
         7.2      Performance of Covenants and Agreements.....................26
         7.3      Additional Closing Documents................................26
         7.4      No Legal Bar................................................26
         7.5      Approval by the Shareholders................................26
         7.6      Employment Agreement........................................27
         7.7      APA.........................................................27
         7.8      Regulatory Approval.........................................27
         7.9      Listing.....................................................27

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         7.10     Piper Consent...............................................27

8.       Conditions to Obligations of Acquiror................................27
         8.1      Correctness of Representations and Warranties...............27
         8.2      Performance of Covenants and Agreements.....................27
         8.3      APA.........................................................27
         8.4      Additional Closing Documents................................27
         8.5      No Legal Bar................................................28
         8.6      Material Adverse Effect.....................................28
         8.7      Third-Party Consents and Approvals..........................28
         8.8      Approval by the Shareholders................................28
         8.9      Listing.....................................................28
         8.10     Dissenters..................................................28
         8.11     Pooling Letter..............................................28
         8.12     Affiliate Agreements........................................28
         8.14     Piper Consent...............................................28
         8.15     Regulatory Approval.........................................28
         8.16     Resignation of Directors....................................29

9.       Registration Rights..................................................29
         9.1      Registrations...............................................29
         9.2      Registrable Securities......................................29
         9.3      Procedure for Registration..................................29
         9.4      Indemnification.............................................29
         9.5      Rule 144 Requirements.......................................30
         9.6      Transfer of Registration Rights.............................30
         9.7      Obligations of Holders and Others in a Registration.........30

10.      Termination of Agreement.............................................30
         10.1     Events of Termination.......................................30
         10.2     Breakup Fee.................................................31

11.      Miscellaneous Provisions.............................................31
         11.1     Construction................................................31
         11.2     Survival....................................................31
         11.3     Notices.....................................................32
         11.4     Assignment..................................................32
         11.5     Amendments and Waivers......................................32
         11.6     Attorneys' Fees.............................................33
         11.7     Binding Nature of Agreement.................................33
         11.8     Expenses....................................................33
         11.9     Entire Agreement............................................33
         11.10  Severability..................................................33
         11.11  Counterparts..................................................34
         11.12  Public Announcements..........................................34

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         11.13  Section Headings..............................................34
         11.14 Knowledge......................................................34


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                                    EXHIBITS

A -      List of Shares and Percentage Interest
B -      Form of Irrevocable Proxy
C -      Form of Asset Purchase and Exchange Agreement
D -      Employment Agreement of Paul Skretny
E -      Required Third-party Consents and Approvals
F -      Agreement of Affiliate


                                    SCHEDULES

3.1(a)            Organization and Qualification
3.1(b)            Subsidiaries
3.3(c)            Material Changes
3.5(a)            Litigation
3.6(a)            Real Property
3.6(b)            Assets
3.6(d)            Intangible Personal Property
3.7               Insurance Summary
3.8(a)            Contracts and Other Instruments
3.8(b)            Defaults under Contracts; Consents
3.8(c)            Proposals and Claims
3.9(a)            Labor and Employment Agreements
3.9(b)            Employment Agreements
3.10              Employee Benefit Plans
3.11(a)           Officers, Directors and Employees; Compensation
3.11(b)           Indebtedness to and from Officers, Directors and Employees
3.15              Liabilities not Reflected or Reserved Against on Balance Sheet
3.16              Disclosures
3.19              Bank Accounts
3.20              Account Balances
5.12              Affiliates
11.14             Management Personnel

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                          AGREEMENT AND PLAN OF MERGER


         THIS  AGREEMENT  AND PLAN OF MERGER  (this  "Agreement")  is made as of
November 22, 1996, by and among Matrix Capital Corporation, a Colorado corporation (the "Acquiror"), Matrix/Vintage Acquisition, Inc., a Delaware corporation ("Acquisition"), and The Vintage Group, Inc., a Texas corporation (the "Company").


                                 R E C I T A L S


         A. Acquiror and the Company desire to cause Acquisition to merge with and into the Company in accordance with a certificate of merger and articles of merger, pursuant to the Delaware General Corporation Law (the "DGCL") and the Texas Business Corporation Act (the "TBCA"), respectively, and upon the terms and conditions of this Agreement.

         B. For  reference,  "Percentage  Interest"  of any of the holders  (the
"Shareholders") of the Company's common stock, no par value per share (the "Company Common Stock") and the Company's preferred stock, par value $1.00 per share (the "Company Preferred Stock") means with respect to the shares of Company Common Stock (the "Common Shares") and Company Preferred Stock (the "Preferred Shares") issued and outstanding at the Effective Time, a number, expressed as a percentage, obtained by dividing the number of Common Shares and the number of Preferred Shares owned by a Shareholder immediately prior to the Effective Time, by the aggregate number of Common Shares and Preferred Shares issued and outstanding. The Percentage Interest for each Shareholder is set forth in EXHIBIT A attached hereto.

         C. For reference, the Common Shares and the Preferred Shares are referred to herein, collectively, as the "Shares" and the Common Shareholders and the Preferred Shareholders are referred to herein, collectively, as the "Shareholders."


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and agreements contained herein, the parties agree as follows:

         1.       TRANSACTIONS ON OR PRIOR TO THE CLOSING DATE.

                  1.1      THE MERGER.

                  (A) Subject to the terms and provisions of this Agreement, and in accordance with the DGCL and the TBCA, at the Effective Time (as defined in SECTION 1.1(E)), Acquisition shall be merged with and into the Company (the "Merger"). The Company shall be the surviving corporation of the Merger (sometimes called the "Surviving Corporation") and shall continue its

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corporate existence under the laws of the State of Texas. At the Effective Time, the separate corporate existence of Acquisition shall cease.

                  (B) At the Effective Time, the Merger shall have the effects provided for in this Agreement and in the DGCL and the TBCA. Specifically, the Company and Acquisition have endeavored to structure the Merger as a tax-free "reorganization" under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The parties represent, warrant and agree to report the transaction in such manner.

                  (C) In connection with the filing of the Certificates (as defined in SECTION 1.1(E)), the Articles of Incorporation and Bylaws of the Company as respectively existing immediately prior to the Effective Time shall be the Articles of Incorporation and Bylaws of the Surviving Corporation, unless and until amended in the manner provided by law.

                  (D) Subject to SECTION 8.16, the board of directors, the committees and members of the board, and the officers of the Company serving immediately prior to the Effective Time shall be the board of directors of the Surviving Corporation, and the committees and members of the board and the officers of the Surviving Corporation.

                  (E) As soon  as  practicable  following  the  satisfaction  or waiver of all conditions to the Merger, the parties to this Agreement shall effect the Merger by filing with the Secretary of State of Delaware a properly executed certificate of merger and with the Secretary of State of the State of Texas properly executed articles of merger (together with the Delaware certificate of merger, the "Certificates"). The date and time at which the Merger shall become effective is herein referred to as the "Effective Time."

                  (F) If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (i) to vest, perfect or confirm of record or otherwise, in the Surviving Corporation, title to and possession of any property or right to Acquisition or the Company, as the case may be, acquired or to be acquired by reason of, or as a result of, the Merger, or (ii) otherwise to carry out the purposes of this Agreement, each of Acquisition and the Company and its respective proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to, and the possession of such property or rights in, the Surviving Corporation and otherwise to carry out the purposes of this Agreement, and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of Acquisition or the Company or otherwise to take any and all such action.

                  1.2      CONVERSION OF STOCK.

                  (A) MERGER CONSIDERATION. At the Effective Time, by virtue of the Merger and without any action on the part of the Shareholders, each one of the Shares outstanding as of the Effective Time (except for Dissenting Shares (as defined in SECTION 1.2(E)) shall be converted into

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the right to receive such fraction of a share of common stock,  par value $.0001 per share (the "Common Stock"), of the Acquiror as is equal to the decimal fraction determined by dividing the "Acquiror Share Number" by the number of Shares outstanding as of the Effective Time (the "Conversion Ratio"); provided that no scrip or fractional shares of Common Stock shall be issued in the Merger, but rather the total number of shares to be received by each Shareholder pursuant to this SECTION 1.2(A) shall be rounded up to the next whole number of shares (the "Common Merger Consideration"). Upon the surrender by a Shareholder, other than a Dissenting Shareholder (as defined in SECTION 1.2(E)), to the Exchange Agent (as defined in SECTION 1.2(F)) of the certificates representing such Shareholder's Shares in accordance with SECTION 1.2(F), the Acquiror shall deliver to each such Shareholder, promptly but in no event prior to the Closing, certificates representing the number of shares equal to such Shareholder's pro rata portion (based upon such Shareholder's Percentage Interest) of the Merger Consideration. For purposes hereof, the term "Acquiror Share Number" shall mean the number determined by dividing $11,250,000 (the "Purchase Price") by the "Fair Market Value of the Common Stock." For purposes hereof, the term "Fair Market Value of the Common Stock" shall mean the average closing price per share of the Common Stock on the Nasdaq National Market as reported in The Wall Street Journal for the ten (10) trading days (or such fewer trading days as have expired) prior to the date that is two (2) calendar days prior to the Closing Date.

                  (B) CONVERSION OF ACQUISITION COMMON STOCK. At the Effective Time, by virtue of the Merger, and without any action on the part of the holders thereof, each share of Acquisition's common stock outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation.

                  (C) CANCELLATION OF SHARES. The Merger Consideration for which the Shares shall have been converted pursuant to this SECTION 1 shall be deemed to have been paid in full satisfaction of all rights pertaining to such Shares. At the Effective Time, the Shares, and all treasury shares of the Company shall be, by virtue of the Merger and without any action on the part of the holders thereof, canceled.

                  (D) NO FURTHER TRANSFERS. After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Company of the shares of Capital Stock of the Company that were outstanding immediately prior to the Effective Time and that are to be converted into the right to receive the Merger Consideration, as provided in this SECTION 1.2.

                  (E)      DISSENTING SHARES.

                           (I)     Notwithstanding anything in this Agreement to
the contrary, any Shares outstanding immediately prior to the Effective Time and which are held by shareholders of the Company who object to the Merger and comply with all of the relevant provisions of the TBCA ("Dissenting Shares") shall not be converted into or represent a right to receive Common Stock hereunder or pursuant to the Certificates, but instead shall be entitled to receive payment of the appraised value of such shares in accordance with the provisions of the TBCA, unless and until the holder thereof shall have failed to perfect, or shall have effectively withdrawn or lost, his or her rights to appraisal and payment under the TBCA. The Company shall give Acquiror prompt notice

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upon  receipt by the Company of any written  objection to the plan of merger set forth herein (any shareholder duly making such objection being hereinafter called a "Dissenting Shareholder"). The Company agrees that prior to the Effective Time, it will not, without the prior written consent of Acquiror, voluntarily make or agree to make any payment with respect to, or settle or offer to settle, any such objection.

                           (II)      Each  Dissenting  Shareholder  who  becomes
entitled, pursuant to the provisions of the TBCA, to payment for his Dissenting Shares shall receive payment therefor after the Effective Time from the Surviving Corporation (but only after the amount thereof shall have been agreed upon or finally determined pursuant to such provisions) and such shares shall be canceled.

                  (F) EXCHANGE OF CERTIFICATES. Promptly following approval of the Merger at the Special Meeting (as defined in SECTION 1.3), the Acquiror shall cause American Securities Transfer & Trust, Inc. (the "Exchange Agent") to mail to each Shareholder of an outstanding certificate or certificates which as of the Effective Time will represent shares of the Company (the "Certificates"), a letter of transmittal in form mutually acceptable to Acquiror, the Company and the Exchange Agent ("Letters of Transmittal") and instructions for use in effecting the surrender of the Certificates for proper payment therefor. If the Shareholders provide the Exchange Agent with copies of completed Letters of Transmittal and Certificates, the Acquiror shall cause the Exchange Agent to promptly, but in no event later than the fifth business day after the receipt by the Exchange Agent of a particular Letter of Transmittal, advise the Company whether any defect, omission or other issue exists, regarding such Letter of Transmittal or the Certificates, that would prevent any Shareholder from receiving, at the Effective Time, its portion of the Merger Conciliation. Upon surrender to the Exchange Agent of a Certificate, together with a properly executed and completed Letter of Transmittal, the holder of such Certificate shall be entitled to, at the Effective Time, receive in exchange therefor Common Stock in the amount provided in SECTION 1.2(A), and such Certificate shall forthwith be canceled. No dividend will be disbursed with respect to the shares of Common Stock until the holder's shares are surrendered in exchange therefor in accordance with this SECTION 1.2(F). Until surrendered in accordance with the provisions of this SECTION 1.2(F), each Certificate shall represent for all purposes only the right to receive the Merger Consideration without any interest thereon.

                  1.3 SHAREHOLDERS' MEETING. The Company, acting through its board of directors, shall duly call, give notice of, convene and hold a special meeting (the "Special Meeting") of its shareholders as soon as practicable (and in any event before the date this Agreement may be terminated under SECTION 10.1(C) hereof) for the purpose of considering and taking action upon this Agreement and the Merger. Prior to execution of this Agreement, the Company shall have delivered to Acquisition an irrevocable proxy agreement (the "Proxy Agreement"), substantially in the form of EXHIBIT B attached hereto, executed by holders of Common Shares and holders of Preferred Shares holding a sufficient number of Shares to approve the Merger and this Agreement under the TBCA and the Company's Articles of Incorporation.


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         2.       CLOSING.

                  (A) Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Jenkens & Gilchrist, a Professional Corporation, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202, on the third business day after the later of (i) the date of the Special Meeting referred to in SECTION
1.3 and (ii) the satisfaction or waiver of all other conditions to the obligations of the parties hereto, whichever shall last occurs or such other time and place as the parties may otherwise agree (the date thereof being the "Closing Date"). The parties intend (with no effect on their respective obligations) that the Closing would occur on or before December 31, 1996.

                  (B) Immediately following the Closing, the Company and Acquisition shall execute and deliver to the Secretary of State of Delaware and the Secretary of State of Texas the Certificates, as required by the DGCL and the TBCA, respectively, and the parties shall take such other and further action as may be required by law to make the Merger effective.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.    The  Company


                  3.1      ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

                  (A) The Company is duly organized and validly existing as a corporation in good standing under the laws of Texas, with the corporate power to own, lease and operate its properties and assets and to carry on its business in the manner in which such business is now being conducted and as proposed to be conducted. The Company is duly qualified to transact business, and is in good standing, as a foreign corporation in each jurisdiction in the United States where the character of its activities requires such qualification, and each such jurisdiction of qualification is listed in SCHEDULE 3.1(A) hereto. True and complete copies of the Articles of Incorporation, or other charter documents, and Bylaws of the Company in effect on the date hereof have been delivered to Acquiror in SCHEDULE 3.1(A).

                  (B) Each corporation, of which, directly or indirectly, a majority of all outstanding shares of capital stock the holders of which are ordinarily and generally entitled to vote for the election of a majority of the members of the board of directors thereof and which are owned by the Company (individually, a "Subsidiary," and collectively, the "Subsidiaries"), is set forth on SCHEDULE 3.1(B) hereto. Except as described in SCHEDULE 3.1(B), all of the outstanding shares of capital stock and other ownership interests of the Subsidiaries are owned, directly or indirectly, by the Company, and are duly and validly issued and outstanding, fully paid and nonassessable, and were not issued in violation of, and are not subject to, preemptive rights. None of the shares or other ownership interests of the Subsidiaries owned or held by the Company, directly or indirectly, is subject to any mortgage, pledge, lien, security interest, encumbrance, restriction, charge or claim of any kind. Except as disclosed in SCHEDULE 3.1(B) hereto, no Subsidiary has outstanding any shares of capital stock or other ownership interests or any securities convertible into or exchangeable or exercisable for any shares of its capital stock or other ownership interests, nor are there outstanding any options, warrants, rights, calls, contracts, commitments, understandings,

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arrangements  or claims of any  character  by which  the  Company  or any of its
Subsidiaries is or may become bound to issue, transfer or sell, repurchase or otherwise acquire or retire any shares of capital stock or other ownership interests of any Subsidiary or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any such shares or ownership interests. Each of the Subsidiaries is duly organized and validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, each with the corporate power to own, lease and operate its respective properties and assets and to carry on its respective business in the manner in which such business is now being conducted and as proposed to be conducted. Each Subsidiary is duly qualified to transact business, and each is in good standing, as a foreign corporation in each jurisdiction where the character of such Subsidiary's activities requires such qualification, and each such jurisdiction of qualification for such Subsidiary is listed in SCHEDULE 3.1(B) hereto.

                  3.2      CAPITALIZATION.

                  (A) EXHIBIT A attached hereto sets forth the authorized capitalization of the Company, the number of Shares outstanding of the Company, and the names of and the number of Shares owned by each of the Shareholders of record as of the date hereof. No person or entity, other than as shown on such EXHIBIT A, owns of record any of the outstanding shares of capital stock of the Company. At the Effective Time, all of the outstanding Shares of the Company will be owned of record by the Shareholders, as set forth in EXHIBIT A hereto, which will comprise all of the issued and outstanding capital stock of the Company. All of the Shares are and will be validly issued and outstanding, fully paid and nonassessable. The outstanding Shares are not subject to and were not issued in violation of any preemptive rights. Each Share was issued in conformity with applicable law and neither any party to whom such Shares were issued nor any person claiming through any such party has any claim against the Company in respect of any such issuance. Except for the Proxy Agreement, there are no voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of the capital stock of the Company. The Company is not party to or bound by any shareholder's agreement.

                  (B) There are no outstanding  subscriptions,  options, rights, warrants, convertible securities or other agreements or commitments ("Stock Rights") obligating the Company to issue or to transfer from the treasury any additional shares of capital stock or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of the Company, and no unissued shares of stock are subject to any preemptive rights. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any outstanding shares of capital stock of or other ownership interest in the Company.

                  3.3      FINANCIAL CONDITION.

                  (A) The Company has furnished to the Acquiror: (i) its and Vintage Delaware Holdings, Inc.'s ("VHD's") financial statements for the fiscal year ended June 30, 1996 consisting of a balance sheet as of June 30, 1996, and the related statement of operations and statement of shareholders' equity for the fiscal year ended June 30, 1996; (ii) its and VHD's financial statements for the 3-month period ending September 30, 1996, consisting of a balance sheet as of

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                                                         6

September 30, 1996 and the related statement of operations, statement of cash flows and statement of shareholders' equity for such 3-month period; (iii) Sterling Trust Company's and Vintage Financial Services Corporation's ("VFSC's") financial statements for the fiscal year ended June 30, 1996 consisting of a balance sheet as of June 30, 1996, and the related statements of operations, and statements of shareholders' equity for the fiscal year ended June 30, 1996, each as audited by Arthur Andersen LLP and Cheshier & Fuller, LLP, respectively; and
(iv) Sterling Trust Company's and VFSC's financial statements for the 3-month period ending September 30, 1996 consisting of a balance sheet as of September 30, 1996, and the related statements of operations, statement of cash flows and statement of shareholders' equity for such 3-month period. The financial statements listed in SECTION 3.3(A)(I), 3.3(A)(II), 3.3(A)(III) and 3.3(A)(IV) are referred to collectively as the "Financial Statements."

                  (B) The Financial Statements: (i) have been prepared in accordance with the books and records of the Company or such Subsidiaries, as the case may be; (ii) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") or regulatory accounting principles ("RAP"), as the case may be, throughout the periods covered; and
(iii) subject, in the case of the unaudited financial statements, to the absence of detailed notes customary for GAAP financial statements: (A) reflect and provide adequate reserves and disclosures with respect to all liabilities of the Company or such Subsidiaries, as the case may be, including all contingent liabilities, as of their respective dates to the extent required by GAAP or RAP and (B) present fairly the financial position and results of operations of the Company or such Subsidiaries, as the case may be, at and for the fiscal periods ended on such dates. The Company will provide Acquiror, within 10 days from the date hereof, with a true, correct and complete reconciliation of the differences between RAP and GAAP for the periods presented relating to the Company and the Subsidiaries.

                  (C) Except (x) for the transactions at the Closing specifically provided for in this Agreement, (y) as set forth on SCHEDULE 3.3(C), and (z) as set forth in the respective September 30, 1996 financial statements, since the date of the June 30, 1996 financial statements, there has not been:

                         (I)        other than  dividends  from  Sterling  Trust
Company to the Company for the payment of operating expenses, any declaration, setting aside for, or payment of, a dividend or any distribution of assets of any kind whatsoever by the Company or any Subsidiary, including any distribution in redemption of, or as the purchase price for, any capital stock, or in discharge or cancellation, in whole or in part, of any indebtedness, whether in payment of principal, interest or otherwise, owing to the Shareholders;

                        (II) other than bonuses paid to the employees in the ordinary course of business and directors fees, any increase in the salary or other compensation payable or to become payable to any officer, director or employee of the Company or any Subsidiary, or the declaration, payment, commitment or obligation of any kind for the payment of a bonus or other additional salary compensation or benefit, other than normal cost-of-living and normal merit increases totaling not more than 12% per annum in the ordinary course of business consistent with past practice to employees and other than as previously disclosed to the Acquiror in writing;

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                                                         7

                       (III) any entry into any agreement, commitment or transaction by the Company or any Subsidiary not in the ordinary and usual course of business;

                        (IV) any Material Adverse Effect (as hereinafter defined);

                         (V)        any damage,  destruction or loss  to any  of
the tangible assets of the Company or any Subsidiary, whether or not covered by insurance, having a Material Adverse Effect;

                        (VI) any material alteration in the manner in which the Company or any Subsidiary keeps its books, accounts or records or in the accounting methods, principles or practices therein reflected;

                       (VII) except for borrowings in the ordinary and usual course of business consistent with past practices (including borrowings to pay payables), the incurrence or issuance of any indebtedness for borrowed money or any commitment to borrow money or any guaranty, direct or indirect, of indebtedness of others, or any prepayment of long-term debt;

                      (VIII) a termination or, to the knowledge of the Company, a threatened termination, or a substantial modification of the relationship of the Company or any Subsidiary with a customer or supplier or the occurrence of any event affecting any service, product or process used by the Company or any Subsidiary;

                        (IX) any acquisition or lease of or commitment to acquire or lease any realty, or any item of personal property in excess of $15,000, other than inventory in the ordinary course of business;

                         (X)        any change in the  Articles of Incorporation
or other charter document or in the Bylaws or other governing documents of the Company or any Subsidiary, or in the authorized, issued or outstanding capital stock of the Company or any Subsidiary; or

                        (XI) any change in the operations, business or manner of conducting the business of the Company or any Subsidiary, other than changes in the ordinary and usual course of business consistent with past practice, none of which, individually or in the aggregate, has had or is expected to have a Material Adverse Effect.

As used in this Agreement, "Material Adverse Effect" means any change which might reasonably be expected to have a material adverse effect on the Company's results of operations or financial position taken as a whole.

                  3.4 TAX MATTERS. Within the times (including extensions) and in the manner prescribed by law, the Company and each of the Subsidiaries have filed all federal, state, local and foreign returns for Taxes (as defined below) ("Returns") required to be filed in any jurisdiction (including, without limitation, informational returns) and such Returns are complete, true and correct in all material respects; all Returns filed by the Company and the Subsidiaries complied in all material respects with the tax laws, rules and regulations, as presently interpreted, applicable to

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                                                         8
such Returns; neither the Company nor any Subsidiary has waived or extended any statute of limitations relating to the assessment of any federal, state, county, local or foreign income, franchise or other taxes ("Taxes"); and no audit or examination of any of the Returns of the Company or any Subsidiary is currently in progress or threatened or has occurred in the past. All Taxes required to be paid pursuant to such Returns have been paid on or before their respective due dates; provided, however, in connection with Returns for which the Company has received an extension, all estimated Taxes have been paid.

                  3.5      LITIGATION AND CLAIMS.

                  (A) LITIGATION  PENDING OR THREATENED.  Except as set forth on
SCHEDULE 3.5(A), there is no action, suit, arbitration proceeding, including any grievance proceeding, or investigation pending or, to the knowledge of the Company, threatened, before any court, tribunal, panel, master or governmental agency, authority or body in which the Company or any Subsidiary is a party or to which their respective businesses or properties are subject; nor is the Company or any Subsidiary, or any officer or employee (in their respective official capacities) of the Company or any Subsidiary, enjoined from any action or subject to any continuing restriction imposed by any court, tribunal, panel, master or governmental agency, authority or body.

                  (B) VIOLATION OF LAW. To the Company's knowledge,  neither the
Company nor any Subsidiary is in violation of any provision of any law, decree, order or regulation applicable to the Company or the Subsidiaries or their respective businesses or properties. The Company and the Subsidiaries have all federal, state, local and foreign licenses, permits and other governmental authorizations required in the conduct of their businesses and the operation of their properties; and other than the approval of the Merger and this Agreement by the Shareholders (as contemplated by SECTION 1.4), any required blue sky filings, the filing of the Certificates and the approval of the Merger by the Texas Department of Banking (the "TDB"), no consent of any governmental agency or body issuing any of such permits, licenses or other governmental authorizations, or otherwise having jurisdiction over the Company, any Subsidiary, or their businesses, properties or operations, is required in order to permit the execution, delivery or performance of this Agreement by the Company, the consummation of the transactions contemplated hereby by the Company or the sale, transfer and delivery of the Shares or the continuation of the Company's and each Subsidiaries' business and operations after the Closing. Neither the Company nor any Subsidiary is a party to any consent decree issued by any governmental agency, authority or body.

                  (C) UNLAWFUL PRACTICES. None of the Company, any Subsidiary or any director or any officer, employee or agent of the Company or any Subsidiary or any person acting on their behalf has, directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, competitor or governmental employee or official or has engaged in any other practice or received or retained any such gift or similar benefit, that (i) in any case would subject the Company or any Subsidiary to (A) any damage or penalty in any criminal litigation or proceeding or (B) any damage or penalty in any civil or governmental litigation or preceding or (ii) would be grounds for termination or modification of any contract, license or other instrument to which the Company is a party.


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



                  3.6      PROPERTIES AND ASSETS.

                  (A) SCHEDULE 3.6(A) describes all real property owned (including, without limitation, foreclosed real property or property deeded to the Company or any Subsidiary in lieu of foreclosure) or leased by the Company or any of its Subsidiaries (the "Real Properties") and the Company and the Subsidiaries own all the Real Properties reflected in SCHEDULE 3.6(A) and have valid leasehold interests in all Real Properties reflected therein as leased by them, free and clear of all Liens, except for: (i) those disclosed in SCHEDULE 3.6(A); (ii) Liens for taxes not yet delinquent; (iii) Liens of landlords, carriers, warehousemen, mechanics, materialmen and repairmen incurred in the ordinary course of business for sums not yet delinquent; and (iv) other Liens which do not impair the value of the Real Property.

                  (B) The Company and/or the Subsidiaries own or otherwise have the right to use all of the properties and assets, tangible and intangible, now used in the operation of their businesses. The Company and/or the Subsidiaries have good and marketable title to, and at the Effective Time the Company and/or the Subsidiaries will have good and marketable title to, all of the assets reflected in the September 30, 1996 financial statements, including tangible personal property, except the assets and inventory disposed of since the date of such September 30, 1996 financial statements in the ordinary course of business consistent with past practice, free and clear of all mortgages, liens, encumbrances, leases, equities, claims, charges, easements, rights-of-way, covenants, conditions and restrictions, except as set forth in SCHEDULE 3.6(B), and except for:

                           (I)     liens,  if any,  for personal  property taxes
not delinquent; and

                           (II)    mechanics' and other statutory liens securing
payment of not more than $25,000 of indebtedness incurred in the ordinary and usual course of business subsequent to the date of the September 30, 1996 financial statements for services rendered or goods furnished to the Company after that date.

                  All of the buildings, fixtures and other real property improvements used in the Company's and the Subsidiaries' businesses are adequate for such use.

                  (C) Except as set forth in SCHEDULE 3.6(A), (i) neither the Company nor any Subsidiary is in default under any lease and there is no outstanding notice of termination or cancellation in connection with any lease;
(ii) each of the Real Properties is structurally sound and in good repair and operating condition, normal wear and tear excepted; (iii) to the Company's knowledge, none of the Real Properties contains any underground storage tanks (as defined in 42 U.S.C. section 6991), or has ever been used as a landfill or otherwise used for the disposal, storage, or treatment of any waste, trash, garbage, or petroleum or petroleum derived, chemical or hazardous substance of any nature (including a "hazardous substance" as defined in 42 U.S.C. section 9601(14)) or contains any asbestos insulation or electrical equipment containing PCBs; and (iv) there is no pending or, to the Company's knowledge, contemplated eminent domain or condemnation proceedings, or under any environmental law concerning the disposal of any hazardous substance, affecting any of the Real Properties. There are no outstanding options or

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                                                        10
rights in any person to acquire any of such property or assets, or any interest therein, except as is stated on SCHEDULE 3.6(A).

                  (D) SCHEDULE 3.6(D) attached hereto sets forth a complete and accurate description of the following (herein "Intangible Personal Property"):

                         (I)        each  United  States   and  foreign   patent
license, patent application, trade name, trademark, service mark, trade name and trademark registration, copyright, copyright registration and application for any other of the foregoing owned or used by the Company or any Subsidiary in the conduct of their businesses;

                        (II) a description of each material license, franchise and similar agreement or arrangement to which the Company or any Subsidiary is a party either as licensee or licensor for each such item of Intangible Personal Property; and

                       (III)        a  description   of  all   confidential  and
material inventions, processes, designs and formulae owned by, in the possession of or used in the business of the Company or any Subsidiary; and

                        (IV) a description of all royalty and other similar agreements or arrangements to which the Company or any Subsidiary is a party or by which either is bound.

Except as set forth in SCHEDULE 3.6(D), the Company or a Subsidiary is the owner of all right, title and interest in and to each item of such Intangible Personal Property and each other invention, process, design, formula, license, royalty arrangement, trade secret, know how and proprietary technique necessary for the conduct of the business of the Company and/or the Subsidiaries. The Company or a Subsidiary has the right and authority to use each item of Intangible Personal Property and each other invention, process, design, formula, license, royalty arrangement, trade secret, know how and proprietary technique necessary for the conduct of the business of the Company and/or the Subsidiaries; and such use does not conflict with, infringe upon or violate any patent, trademark, trade name, trademark or trade name registration, copyright, copyright registration or any pending application relating thereto of any other person, firm or corporation. There is no outstanding or, to the knowledge of the Company, threatened dispute or other disagreement with respect to any license or similar agreement used in the Company's or any Subsidiary's business. Neither the Company nor any Subsidiary has knowledge that any employee of the Company or any Subsidiary is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency (other than through a decree of divorce), that would materially interfere with the use of such employee's best efforts to promote the interests of the Company and the Subsidiaries or would conflict with their businesses as presently conducted. To the Company's knowledge, no prior employer of any employee of the Company or any of the Subsidiaries has claimed any right to, or interest in, any inventions, improvements, discoveries or other information assigned to the Company or any of the Subsidiaries by such employee.


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



                  3.7 INSURANCE. SCHEDULE 3.7 attached hereto sets forth a summary description of insurance coverage covering the business and properties of the Company and each of the Subsidiaries, which description includes, among other things, the property covered and the insurer and the amount and period of coverage. There are no outstanding requirements or recommendations of any insurance company that issued any policy of fire or extended coverage insurance covering the properties of the Company or any of the Subsidiaries or by any Board of Fire Underwriters or other similar body exercising similar functions, or by any governmental authority exercising similar functions which require or recommend any repairs or other work to be done on or with respect to any of the properties insured in any of said policies. All of such policies of insurance are on an occurrence basis and will be in full force and effect immediately after the Effective Time.

                  3.8      CONTRACTS AND OTHER INSTRUMENTS.

                  (A) SCHEDULE 3.8(A) sets forth a list of each material contract, license agreement, lease, indenture, commitment or mortgage, trust or other instrument, written or oral, including all amendments or modifications thereof, to which the Company or any Subsidiary is a party or by which any of their respective assets are bound. The material contracts, license agreements, leases, indentures or commitments that are required to be identified in SCHEDULE 3.8(A) are referred to as the "Contracts." True and complete copies of each of the Contracts, or where they are oral, true and complete written summaries thereof, have been delivered to the Acquiror by the Company.

                  (B) Except as set forth in SCHEDULE 3.8(B) attached hereto, there has not been any breach of, nor has there occurred any default under any, Contract on the part of the Company or any Subsidiary or, to the knowledge of the Company, on the part of the other parties thereto, and no event has occurred which with the giving of notice or the lapse of time, or both would constitute a default under any Contract. Except as set forth in SCHEDULE 3.8(B), no consent of any party to any Contract is required in order to permit the execution delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, nor will the execution, delivery or
performance  of  this  Agreement  or  the   consummation  of  the   transactions
contemplated hereby, including the Merger, result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, or result in a modification of, or give any third party the right to terminate, cancel, accelerate or increase the rate of interest payable under, any liabilities, obligations, rights or benefits under, any Contract of the Company or any Subsidiary. After the Closing Date and upon provision of the requisite notice to Kemper Financial Services, Inc. and Kemper Service Company (collectively, "Kemper"), the Surviving Corporation will be able to cause its subsidiary to sweep uninvested funds in its customer accounts to any institution offering a market rate, without a breach or violation of the documents and instruments governing the management of such customers' accounts; provided that the subsidiary's governing documents and agreements are amended accordingly.

                  (C) Set forth in SCHEDULE 3.8(C) attached hereto is a list of the aggregate dollar amount of all outstanding claims against the Company or any Subsidiary or claims, which, to the knowledge of the Company, have been threatened against the Company or a Subsidiary, under each

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                                                        12

Contract presently or heretofore in effect (including, without limitation, claims for back charges, rebates, price reductions or settlements or for breaches of warranties).

                  3.9      LABOR AND EMPLOYMENT AGREEMENTS.

                  (A) SCHEDULE 3.9(A) attached hereto contains a description of each plan, contract or arrangement (except those described in SECTION 3.10) under which fringe benefits (including, but not limited to, vacation plans or programs, sick leave plans or programs and related benefits) are afforded to employees of the Company or any of the Subsidiaries. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or other labor agreement.

                  (B) SCHEDULE 3.9(B) attached hereto contains a description of each employment contract, including any severance arrangements, between the Company or any of the Subsidiaries and any of their employees.

                  (C) The Company and the Subsidiaries have withheld and paid to the appropriate governmental authorities or are withholding for payment not yet due to such authorities all amounts required to be withheld from their respective employees and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.

                  (D)  All   accrued   obligations   of  the   Company  and  the
Subsidiaries (whether arising by operation of law, by contract or past custom) for payments by the Company or any Subsidiary, to trusts or other funds or to any governmental agency with respect to unemployment compensation benefits, social security benefits or any other benefits for employees of the Company or any Subsidiary with respect to employment of those employees have been paid or adequate accruals therefor have been made in the September 30, 1996 financial statements for obligations accrued through the date of such financial statements, and in the books and records of the Company or any Subsidiary for obligations accruing after that date.

                  (E) All reasonably anticipated obligations of the Company and the Subsidiaries (whether arising by operation of law by contract, by past custom or otherwise) for salaries, vacation and holiday pay, sick pay and other forms of compensation ("Compensation") payable to the officers, directors or other employees of the Company or any Subsidiary in respect of the services rendered by any of them have been paid or adequate accruals therefor have been made in the September 30, 1996 financial statements for obligations accrued through the date of such financial statements and all reasonably anticipated obligations of the Company and the Subsidiaries for Compensation and bonuses payable to the officers, directors or other employees of the Company or any Subsidiary in respect of the services rendered by any of them will be made in the financial statements for the month-end immediately preceding the Closing Date for obligations accrued from October 1, 1996 through such month-end, and have been made in the books and records of the Company and the Subsidiaries for obligations accruing thereafter.

                  3.10 EMPLOYEE BENEFIT PLANS. Except as set forth in SCHEDULE 3.10, neither the Company nor any of the Subsidiaries maintains or contributes to any "employee benefit plan" (as defined in SECTION 3(3) of the Employee Retirement Income Security Act of 1974, as amended).

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



Except as set forth in SCHEDULE 3.9(B), neither the Company nor any of the Subsidiaries maintains or contributes to any retirement, termination, severance, benefit or other similar plans or agreements for employees and former employees of the Company or any of the Subsidiaries.

                  3.11 OFFICERS, DIRECTORS AND EMPLOYEES; COMPENSATION OF AND INDEBTEDNESS TO AND FROM OFFICERS, DIRECTORS, SHAREHOLDERS AND EMPLOYEES.

                  (A) SCHEDULE 3.11(A) attached hereto sets forth a true and complete list of the names of, the offices held by, and the compensation paid to, the officers, directors and employees of the Company and each of the Subsidiaries.

                  (B) Except as set forth on SCHEDULE 3.11(B), neither the Company nor any Subsidiary has any financial obligation or is otherwise indebted to any person who is an officer, director, shareholder or employee of the Company or any Subsidiary, or to any spouse, child or relative of any such person or to any entity controlled directly or indirectly by such person, in any amount whatsoever other than for compensation for services rendered since the start of the current pay period of the Company and the Subsidiaries and for business expenses, nor is any director or shareholder of the Company or any Subsidiary, or any spouse, child or other relative of such person, indebted to the Company or any Subsidiary except for reimbursement of advances made in the ordinary course of business.

                  3.12 AGREEMENT NOT IN BREACH OF CERTAIN INSTRUMENTS. Neither the execution and delivery of this Agreement nor, assuming Shareholder and applicable regulatory approval, the consummation of the transactions contemplated hereby will violate or conflict with any provision of the Articles of Incorporation or Bylaws of the Company or any Subsidiary or result in a breach of any of the terms and provisions of, or constitute a violation or default (or an event that with notice or lapse of time, or both, would constitute a default) under, or conflict with, (a) any Contract or permit to which the Company or any Subsidiary is or may be bound, except as set forth in
SCHEDULE 3.8(B), (b) any judgment, decree, order or award of any court, governmental body or arbitrator to which the Company or any Subsidiary is a party, or (c) to the Company's knowledge, any law, rule or regulation applicable to the Company or any of the Subsidiaries.

                  3.13 REGULATORY APPROVALS. Other than (i) the approval of the Merger and this Agreement by the Shareholders (as contemplated by SECTION 1.4),
(ii) the filing of the Certificates as provided in SECTION 1.1(E), (iii) the receipt of the approval of the Merger by the TDB, (iv) the provision of the requisite notice to Kemper, (v) approval of the listing of the Merger Consideration by the NASDAQ National Market, (vi) the amendment of Sterling Trust Company's governing documents, and (vii) filing of any required blue sky filings, no consent, declaration, filing or approval or authorization of, or registration with, any federal, state, municipal or local governmental or regulatory authority or any other person is required in connection with the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated hereby by the Company.

                  3.14    ACCOUNTS AND NOTES RECEIVABLE.  Except as set forth in
SCHEDULE 3.11(B), the accounts and notes receivable of the Company and the Subsidiaries existing on the date of the

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September 30, 1996 financial statements arose, and those existing on the Closing
Date will have arisen, out of transactions in the ordinary course of business and represent bona fide indebtedness of the applicable account debtor.

                  3.15 NO UNDISCLOSED LIABILITIES.   Except as and to the extent
disclosed in SCHEDULE 3.15 and except:

                  (A) as and to the extent specifically reflected or reserved against in the September 30, 1996 financial statements at the date thereof; or

                  (B) obligations incurred after the date of the September 30, 1996 financial statements, in the ordinary and usual course of business in amounts and on terms consistent, with past practice;

neither Company nor any Subsidiary has any Liability. "Liability" means any liability or obligation of any nature, whether direct, indirect, absolute, accrued, contingent or otherwise, and whether due or to become due (including, without limitation, any liability for Taxes and interest, penalties and other charges payable with respect to any such liability or obligation).

                  3.16 DISCLOSURE. Except as contemplated by or disclosed in this Agreement, and in SCHEDULE 3.16, there is no fact or circumstance within the knowledge of the Company that might reasonably result in any Material Adverse Effect. None of the statements or information contained in any of the representations, warranties or covenants of the Company set forth in this Agreement (including the Schedules and other certificates, agreements or other documents to be furnished hereunder) or in any other document or written statement furnished to the Acquiror by the Company contains or will contain any misstatement of a material fact or omission to state a material fact necessary to make the statements contained herein or therein not misleading.

                  3.17 BROKERAGE. Neither the Company, any Subsidiary, nor any Shareholder has dealt with any finder, broker, investment banker or financial advisor in connection with any of the transactions contemplated by this
Agreement or the negotiations looking toward the consummation of such transactions which might as a result reasonably give rise to the obligation to pay a fee therefor.

                  3.18     AUTHORIZATION OF AGREEMENT.

                  (A) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Company, and no other proceedings on the part of the Company or the Shareholders are necessary, except for the approval of the Merger and this Agreement by the Shareholders (as contemplated by SECTION 1.3). By unanimous vote of the directors present at a meeting of the Company's board of directors (which meeting was duly called and held and at which a quorum was present at all times), the board of directors (i) approved and adopted this Agreement, including the Merger and the other transactions

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                                                        15
contemplated herein, and determined that the Merger is fair to the Shareholders and (ii) resolved to recommend approval and adoption of this Agreement, including the Merger and the other transactions contemplated herein, by the Shareholders.

                  (B) This Agreement and all other agreements herein contemplated to be executed in connection herewith by the Company have been (or upon execution will have been) duly executed and delivered by or for the benefit of the Company, and, assuming approval by the Shareholders, constitute binding obligations, enforceable in accordance with their respective terms. The Company and the Shareholders are not, and immediately prior to the Effective Time each of the Company and each Shareholder will not be, a party to, subject to or bound by any provision of the Articles of Incorporation or Bylaws of the Company, or any agreement or judgment, order, writ, prohibition, injunction or decree of any court or other governmental body that would prevent the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement and the Merger.

                  3.19 BANK ACCOUNTS. SCHEDULE 3.19 attached hereto contains an accurate and complete list of: (a) the names and addresses of each bank in which the Company or any Subsidiary has an account; (b) the account number of such accounts; and (c) the authorized signatories and balances (such balances being as of the date of the last available bank statement prior to the date hereof) for each such account.

                  3.20 ACCOUNT BALANCES. SCHEDULE 3.20 hereto sets forth (i) the aggregate dollar amount as of September 30, 1996 of the Company's and the Subsidiaries' customer accounts under administration and the amounts maintained in money market accounts with respect thereto, as published by Kemper, and (ii) the total number of customer accounts and the balances under administration of the Company and the Subsidiaries as of September 30, 1996. No referring broker accounted or was responsible for more than 5% of the total customer accounts under administration as of November 15, 1996.

         4.       REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR.   The Acquiror
represents and warrants to the Company as follows:

                  4.1 ORGANIZATION. The Acquiror and Acquisition are each duly organized and validly existing as corporations in good standing under the laws of their respective states of incorporation, each with the corporate power to own, lease and operate its properties and assets and to carry on its business in the manner in which such business is now being conducted.

                  4.2 AUTHORITY. The Acquiror and Acquisition each have the requisite corporate power, and prior to the Effective Time will have taken all corporate action, necessary to execute, deliver and perform this Agreement. This Agreement and all other agreements herein contemplated to be executed by the Acquiror and/or Acquisition have been (or upon execution will have been) duly executed and delivered by the Acquiror or Acquisition, as the case may be, have been effectively authorized by all necessary corporate action on the part of the Acquiror and Acquisition and constitute (or upon execution will constitute) legal, valid and binding obligations of the

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                                                        16

Acquiror and Acquisition, enforceable against the Acquiror and Acquisition in accordance with their respective terms.

                  4.3 BROKERAGE. Neither the Acquiror nor any affiliate, director, officer or employee of the Acquiror has dealt with any finder or broker, in connection with any of the transactions contemplated by this
Agreement or the negotiations looking toward the consummation of such transactions.

                  4.4 ISSUANCE OF COMMON STOCK. The issuance, sale and delivery of the shares of Common Stock as Merger Consideration, in accordance with this Agreement, have been, or will be on or prior to the Effective Date, duly authorized by all necessary corporate action on the part of the Acquiror, and the shares of Common Stock when so issued, sold and delivered at the Effective Time, by virtue of the Merger in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable.

                  4.5 PRIVATE TRANSACTION. The Acquiror understands that no aspect of the transactions incident to this Agreement has been registered with or reviewed by the SEC under the Securities Act of 1933, as amended (the "Securities Act"), or with or by any state securities law administrator, and no federal or state securities law administrator has reviewed or approved any disclosure or other material concerning the Company, or made any recommendation with respect to any disclosure or other material concerning the Company. The Acquiror has sufficient knowledge and experience in business and financial matters such that it is capable of evaluating the merits and risks of the proposed transaction with the Company, and the Acquiror has investigated and will continue to investigate the merits and risks of such proposed transaction under the provisions of this Agreement.

                  4.6 LITIGATION PENDING OR THREATENED. Except as disclosed in Acquiror's Prospectus, dated October 18, 1996, there is no material action, suit, arbitration proceeding, including any grievance proceeding, or investigation pending or, to the knowledge of the Acquiror, threatened, before any court, tribunal, panel, master or governmental agency, authority or body in which the Acquiror is a party or to which its businesses or properties are subject; nor is the Acquiror, or any officer or employee of the Acquiror, enjoined from any action or subject to any continuing restriction imposed by any court, tribunal, panel, master or governmental agency, authority or body.

                  4.7 AGREEMENT NOT IN BREACH OF CERTAIN INSTRUMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or conflict with any provision of the Articles of Incorporation or Bylaws of Acquiror or any subsidiary of Acquiror or result in a breach of any of the terms and provisions of, or constitute a violation or default (or an event that with notice or lapse of time, or both, would constitute a default) under, or conflict with, (a) any material contract or permit to which the Acquiror or any subsidiary of Acquiror is or may be bound, (b) any judgment, decree, order or award of any court, governmental body or arbitrator to which the Acquiror or any subsidiary of Acquiror is a party, or (c) to the Acquiror's knowledge, any law, rule or regulation applicable to the Acquiror or any of the subsidiaries.

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



                  4.8 DISCLOSURE. Except as contemplated by or disclosed in this Agreement, there is no fact or circumstance within the knowledge of the Acquiror that might reasonably result in any Material Adverse Effect with respect to the Acquiror and its subsidiaries taken as a whole. None of the statements or information contained in any of the representations, warranties or covenants of the Acquiror set forth in this Agreement (including the certificates, agreements or other documents to be furnished hereunder) or in any other document or written statement furnished to the Company by Acquiror contains or will contain any misstatement of a material fact or omission to state a material fact necessary to make the statements contained herein or therein not misleading.

                  4.9 ACQUIROR DISCLOSURE DOCUMENT. Acquiror has furnished to the Company its Prospectus, dated October 18, 1996, and the first supplement thereto, relating to Acquiror's initial public offering. Each of such documents, at the time it was filed with the SEC, complied in all material respects with all applicable requirements of the Exchange Act (as defined herein), and of the forms, rules and regulations of the SEC promulgated thereunder, and did not contain at the time filed any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4.10 REGULATORY APPROVALS. Other than (i) the filing of the Certificates as provided in SECTION 1.1(E), (ii) the approval of the Merger by the TDB, (iii) the approval of the listing of the Merger Consideration by the NASDAQ National Market, (iv) the filing of any required blue sky filings, (v) the approval of the issuance of the Merger Consideration by Piper Jaffray Inc. and (vi) the filings required to be made in connection with the registration rights granted pursuant to SECTION 9 hereof, no consent, declaration, filing or approval or authorization of, or registration with, any federal, state, municipal or local governmental or regulatory authority or any other person is required in connection with the execution and delivery of this Agreement by Acquiror or the consummation of the transactions contemplated hereby by Acquiror.

                  4.11 CAPITALIZATION. The Amended and Restated Articles of Incorporation of Acquiror authorize the issuance of 50,000,000 shares of $.0001 par value common stock and 5,000,000 shares of $.0001 par value preferred stock. As of November 20, 1996, there were no shares of preferred stock issued and outstanding and 5,901,439 shares of common stock issued and outstanding. As of November 20, 1996, Acquiror had options and warrants outstanding as described in the Prospectus, dated October 18, 1996.

                  4.12 FINANCIAL CONDITION. Acquiror has furnished to the Company its unaudited consolidated financial statements for the 9-month period ended September 30, 1996, consisting of a balance sheet as of September 30, 1996 and the related statement of operations, statement of cash flows and statement of shareholders' equity for such 9-month period. Such financial statements (i) have been prepared in accordance with the books and records of Acquiror and its subsidiaries, on a consolidated basis, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered and (iii) subject to the absence of detailed noted customary in GAAP financial statements: (A) reflect and provide adequate reserves and disclosures with respect to all liabilities of the Acquiror and its subsidiaries and (B) present fairly

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



in all material respects the financial position and results of operations of Acquiror and its subsidiaries at and for the fiscal period ended on such dates.

         5. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees that it will comply with each of the covenants and agreements set forth in this SECTION 5.

                  5.1 ARTICLES OF INCORPORATION AND BYLAWS. Except as specifically required by this Agreement, the Company will not, without the prior written consent of the Acquiror, take any of the following actions or agree to take any of such actions:

                  (A) amend or otherwise change its Articles of Incorporation or Bylaws or any instrument similar in purpose and intent to them;

                  (B)      issue any shares of its capital stock;

                  (C) issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of the Company's capital stock may be authorized, issued or transferred from treasury;

                  (D) take any action that would make any of the representations and warranties in this Agreement untrue or incorrect; or

                  (E)      agree to do any of the acts listed above.

                  5.2 CORPORATE EXISTENCE AND RIGHTS. Except as specifically required by this Agreement, between the date hereof and the Effective Time, the Company will take all necessary actions to keep in full force and effect the corporate existence of the Company and each of the Subsidiaries and will cause the operations of the Company and the Subsidiaries to be conducted only according to their ordinary and usual course. Neither the Company nor any Subsidiary shall do, nor permit to be done, anything that is represented or warranted not to have occurred since June 30, 1996 as represented in SECTION 3.3(C) hereof. The Company shall make all reasonable efforts to preserve intact its and each of its Subsidiaries present business organization, keep available the services of the officers and employees of the Company and the Subsidiaries, and preserve the relationship of the Company and the Subsidiaries with customers, suppliers and others having business dealings with them, to the end that their businesses shall not be materially impaired at the Closing. The Company and each of the Subsidiaries shall maintain their respective records and books of account in a manner that fairly and correctly reflects their income, expenses, assets and liabilities in accordance with past practice. The Company shall not permit any of its Subsidiaries to (i) issue any shares of any such Subsidiary's capital stock or (ii) issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of any such Subsidiary's capital stock may be authorized, issued or transferred from treasury.

                  5.3 TRANSACTIONS AFFECTING BUSINESS AND PROPERTIES OF THE COMPANY. Except as specifically required by this Agreement, between the date hereof and the Closing Date, neither the Company nor any Subsidiary will make any single capital commitment in excess of $20,000,

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



or $100,000 in the aggregate, without the prior written approval of the Acquiror, nor will the Company or any Subsidiary incur any indebtedness for money borrowed other than borrowings in the ordinary course of business consistent with past practice, declare, set aside or pay any dividend or make any other distribution regarding their outstanding securities, or do any act other than in the ordinary course of business consistent with past practice, or mortgage or otherwise encumber, voluntarily or involuntarily, presently or prospectively, any of its assets or properties, without the prior written approval of the Acquiror. Neither the Company nor any Subsidiary shall agree, without the prior written consent of the Acquiror, to (i) any adverse modification of the terms of any document or contractual arrangement or to prepay or incur additional material obligations to any person, whenever effective, (ii) dispose of any assets of the Company or any Subsidiary, except in the ordinary course of business, (iii) materially increase the annual level of compensation of any employee, or increase at all the annual level of compensation of any person whose compensation from the Company in the last preceding fiscal year exceeded $100,000, or grant any unusual or extraordinary bonuses, benefits or other forms of direct or indirect compensation to any employee, officer, director or consultant, except in amounts in keeping with past practices by formulas or otherwise, or (iv) increase, terminate, amend or otherwise modify any plan for the benefit of employees. Nothing contained herein will limit the ability of either (A) the Subsidiaries from paying employee bonuses on a pro rata basis based upon the number of months that have elapsed between June 30, 1996 and the Closing Date or (B) the ability of the Company and its Subsidiaries to pay monthly directors' fees of up to $1,000 per month in the case of VFSC's aggregate directors' fees and up to $7,000 per month in the case of the Sterling Trust Company's aggregate directors' fees.

                  5.4 NEGOTIATIONS. The Company agrees not to, and shall cause the Company's officers, directors and affiliates (as such term is defined in the regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and its representatives not to, except to the extent appropriate to fulfill the fiduciary duties owed under applicable laws to the shareholders as advised in writing by counsel to the Company, take any action, including, without limitation, the solicitation of proxies from other shareholders of the Company or voting of the Shares, which could impede, or adversely effect the likelihood of, the consummation of the Merger, or otherwise directly or indirectly make, solicit, initiate, participate in or otherwise encourage the submission of any proposal or offer from any person (including, without limitation, any of the directors, officers, shareholders or employees of the Company or any of its Subsidiaries) relating to any liquidation, dissolution, recapitalization, reorganization, merger, consolidation or the acquisition of all or a material portion of the assets of, or any equity interest in, the Company or any of its Subsidiaries or any other similar transaction or business combination involving the Company or any of its Subsidiaries, other than the Merger (an "Alternative Transaction") and shall not, and shall cause the Company's officers, directors and affiliates and its representatives not to, except to the extent appropriate to fulfill the fiduciary duties owed under applicable laws to the shareholders as advised in writing by counsel to the Company, directly or indirectly, participate in any negotiations or discussions regarding, or furnish any information with respect to, or otherwise cooperate in any way in connection with, or assist or participate in, facilitate or encourage, any effort or attempt to effect or seek to effect, any Alternative Transaction with or involving any person other than Acquiror or an affiliate of Acquiror.


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



                  5.5 ACCESS AND INFORMATION BEFORE THE CLOSING. Between the date hereof and the Effective Time, the Company and the Subsidiaries will afford to the Acquiror and the Acquiror's counsel, accountants and other representatives reasonable access to all of the properties, books, contracts and records of the Company and the Subsidiaries and will furnish the Acquiror and the Acquiror's counsel, accountants and other representatives with all information, including copies of books, contracts and records, concerning the affairs of the Company and the Subsidiaries, which Acquiror may reasonably request.

                  5.6      CURRENT INFORMATION.    The Company  will advise  the
         Acquiror in writing as promptly as possible of:

                  (A) the occurrence of any event that renders any of the representations or warranties of the Company set forth herein inaccurate;

                  (B) the awareness of the Company that any representation or warranty of the Company set forth herein was not accurate in all respects when made; and

                  (C) the failure of the Company to comply with or accomplish any of the covenants or agreements set forth herein in any respect.

The Company will also provide the Acquiror promptly on becoming available copies of all material operating and financial reports prepared by or for the normal conduct of business of the Company.

                  5.7 CORPORATE APPROVALS. The Company will promptly take all further action required, if any, to obtain the approval of the board of directors (subject to applicable fiduciary duty standards) and Shareholders of the Company to this Agreement and to the transactions contemplated hereby, and will advise the Acquiror when such approvals have been obtained.

                  5.8 CONSENTS. The Company shall use its best efforts to procure all consents, approvals or waivers that must be obtained by any of the Shareholders, any of the Subsidiaries or the Company and which are necessary for completion of the transactions described herein, including using all reasonable efforts to obtain all required consents of any governmental agency or body issuing any permits, licenses or other governmental authorizations affecting the Company or any of the Subsidiaries or their businesses or properties, so that the Surviving Corporation may continue to operate the business and properties of the Company and the Subsidiaries without interruption following the Effective Time.

                  5.9 CONTRACTS. Between the date hereof and the Closing Date, the Company will not and will not allow any Subsidiary to, without the prior written consent of the Acquiror, amend or allow to be amended in any material respect or consent to the termination of any contract, agreement, instrument or other arrangement to which it or a Subsidiary is a party which would reasonably be expected to require the payment or expense by the Company and/or any Subsidiary of $25,000 or more annually, whether written or oral, or enter into or become a party to or submit any bid or proposal for any such contract, agreement or other instrument or arrangement of the Company or a Subsidiary.

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



                  5.10 INSURANCE. Between the date hereof and the Effective Time, the Company and each of the Subsidiaries shall continue in force its existing insurance policies, or shall replace such policies with comparable insurance companies on comparable terms and conditions.

                  5.11 TERMINATION OF AGREEMENTS. The Company shall cause each shareholder agreement, registration rights agreement or employment agreement of any kind between the Company, on the one hand, and any officer, director, shareholder or employee, on the other hand, to be terminated without liability to the Company effective as of the Closing Date.

                  5.12 AGREEMENTS OF AFFILIATES. The Company agrees to cause each officer, director or shareholder of the Company which may be deemed an affiliate (the "Affiliated Shareholders") to enter into an Agreement of Affiliate substantially in the form attached hereto as EXHIBIT F (collectively, "Agreements of Affiliates") prior to the Effective Time. The Affiliated Shareholders shall be those shareholders of the Company who are set forth in
SCHEDULE 5.12 hereto.

                  5.13 EMPLOYMENT AGREEMENT. The Company shall cause Paul Skretny (the "Management Employee") to enter into an Employment Agreement with the Acquiror, substantially in the form of the agreement attached hereto as EXHIBIT C, and incorporated herein by reference, which shall be executed and delivered at the Closing, providing for the employment by the Acquiror of such person and providing that such person shall not compete with the Acquiror or the Company or any affiliate of the Acquiror or the Company for a period of time after the Closing Date, all as set forth in such agreement.

                  5.14 NO DEFAULT. Neither the Company nor any Subsidiary shall do any act or omit to do any act, or permit any act or omission to act which will cause a breach of any contract, agreement or commitment of the Company or any Subsidiary which could have a Material Adverse Effect and the Company and the Subsidiaries shall maintain in full force and effect all permits, licenses and authorizations which are material to the condition (financial and otherwise), assets, liabilities, properties, business and results of operations of the Company and the Subsidiaries.

                  5.15 COMPLIANCE WITH LAWS. The Company and its Subsidiaries shall duly comply with all laws applicable to them and their properties, business, operations and employees, except to the extent that any such noncompliance would not have a Material Adverse Effect.

                  5.16 CONSENTS. The Company agrees to use its best efforts to take, or cause to be taken, all action, and to do or cause to be done all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, and shall refrain from any action that would materially impair the likelihood of the consummation of the Merger and the transactions contemplated by this Agreement. In particular, the Company shall use its best efforts to obtain as soon as practicable, and, in any event, prior to the Closing Date, all consents, authorizations, orders and approvals required in connection with, and waivers of violations, breaches and defaults that may be caused by, the consummation of the Merger and the other transactions contemplated by this Agreement, and to make all declarations, filings and registrations, required to be obtained or made by it pursuant to any law, regulation, order, agreement or instrument prior to consummating the transactions contemplated hereby, whether any

CORPDAL:61883.1  26059-00014
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



such consent, waiver, authorization or approval, or such declaration, filing or registration, is to be obtained from or made with private parties or governmental or regulatory authorities. The Company hereby agrees not to take any action that may materially and adversely affect the obtaining of any such consent, waiver, authorization or approval.

                  5.17 ASSET PURCHASE AND EXCHANGE AGREEMENT. The Company shall cause STC Holdings, Inc. (the "Shareholder Company") and each of the holders (the "STC Shareholders") of the outstanding capital stock of the Shareholder Company to enter into that certain Asset Purchase and Exchange Agreement (the "APA"), wherein Acquiror shall agree, immediately prior to the Effective Time, to purchase the outstanding shares of the Company owned by the Shareholder Company (the "STC Shares") in exchange for Common Stock (the "STC Transaction") substantially on the terms and conditions set forth in EXHIBIT C hereto.

                  5.18 RECEIVABLES. The Company shall cause, prior to the Closing Date, John Michael Posey and all officers, directors and shareholders of the Company or any Subsidiary who owe accounts receivable to the Company or a Subsidiary to fully pay off and discharge such receivables.

                  5.19 NOTICE TO KEMPER, ETC. The Company will use its best efforts to ensure that, immediately following the Effective Time, the Surviving Corporation will be able to cause its subsidiary to sweep uninvested funds in its customer accounts to any institution offering a market rate, including promptly notifying Kemper after the date hereof of the subsidiary's intent to terminate its arrangement with Kemper and by amending the subsidiary's governing documents and agreements to allow for such.

         6. COVENANTS AND AGREEMENTS OF THE ACQUIROR. The Acquiror covenants and agrees with the Company as follows:

                  6.1 CURRENT INFORMATION. The Acquiror will advise the Company in writing as promptly as possible, but in any event prior to the Closing, of:

                  (A)      the occurrence  of any event that renders  any of the
         representations  or  warranties  of  the  Acquiror  set  forth   herein
         inaccurate;

                  (B) the awareness of the Acquiror that any representation or warranty of the Acquiror set forth herein was not accurate in all respects when made; and

                  (C) the failure of the Acquiror to comply with or accomplish any of the covenants or agreements set forth herein in any respect.

                  6.2 CONSENTS. Acquiror agrees to use its best efforts to take, or cause to be taken, all action, and to do or cause to be done all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, and shall refrain from any action that would materially impair the likelihood of the consummation of the Merger and the transactions contemplated by this Agreement. In particular,

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



the Acquiror shall use its best efforts to obtain as soon as practicable, and, in any event, prior to the Closing Date, all consents, authorizations, orders and approvals required in connection with, and waivers of violations, breaches and defaults that may be caused by, the consummation of the Merger and the other transactions contemplated by this Agreement, and to make all declarations, filings and registrations, required to be obtained or made by it pursuant to any law, regulation, order, agreement or instrument prior to consummating the transactions contemplated hereby, whether any such consent, waiver, authorization or approval, or such declaration, filing or registration, is to be obtained from or made with private parties or governmental or regulatory authorities. Acquiror hereby agrees not to take any action that may materially and adversely affect the obtaining of any such consent, waiver, authorization or approval.

                  6.3 EMPLOYMENT AGREEMENT. The Acquiror shall enter into an Employment Agreement with the Management Employee, substantially in the form of the agreement attached hereto as EXHIBIT D, and incorporated herein by reference, which shall be executed and delivered at the Closing (but which shall be effective as of the Effective Time), providing for the employment by the Acquiror of such person and providing that such person shall not compete with the Acquiror or the Company or any affiliate of the Acquiror or the Company for a period of time after the Closing Date, all as set forth in such agreement.

                  6.4      SALES UNDER RULE 145 IF APPLICABLE.

                           (A)      Acquiror  will  comply  with  the  reporting
requirements of the Exchange Act, after the Effective Time.

                           (B)      Upon  being  informed   in  writing  by  any
Affiliated Shareholder that such person intends to sell any shares of Common Stock acquired in the Merger under Rule 145, Acquiror will promptly certify in writing to such person that it has been subject to the reporting requirements of the Exchange Act for at least 90 days and it has filed all of the reports required to be filed by it under the Exchange Act to enable such person to sell such person's Common Stock acquired in the Merger under Rule 145 (or will inform such person in writing that it has not filed such reports). Acquiror will further supply such person with any information in its possession which he may reasonably request in connection with any such proposed sale.

                           (C)      If any of the certificates representing  any
Common Stock acquired in the Merger is presented to Acquiror's transfer agent for registration of transfer in connection with any sale theretofore made under paragraph (d) of Rule 145, provided such certificate is duly endorsed for transfer or accompanied by a duly executed stock power and is accompanied by an opinion of counsel reasonably satisfactory to Acquiror that such transfer has complied with the requirements of Rule 145, Acquiror will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates free of any stop transfer order or restrictive legend.

                  6.5 LISTING. Acquiror shall file an application with the Nasdaq National Market to list the Common Stock to be issued in the Merger and shall use its best efforts to cause such application to be approved prior to the Effective Time and to comply in all material respects with the requirements of the Nasdaq National Market.

CORPDAL:61883.1  26059-00014
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



                  6.6      EMPLOYEE MATTERS.

                  (A) The employees of the Company and its Subsidiaries will become employees of the Surviving Corporation and/or its Subsidiaries following the consummation of the transaction contemplated by this Agreement and, other than Paul Skretny (with whom the Acquiror intends to enter into an Employment Agreement), such employment will be employment at will.

                  (B) The Acquiror acknowledges the current salary and bonus structure of the Company and the Subsidiaries and contemplates that, following the consummation of the transaction contemplated by this Agreement, if the Acquiror chooses to discontinue the payment of bonuses to the persons who are employees of Sterling Trust Company as of the Effective Date (the "Sterling Employees"), the salaries paid to the Sterling Employees will be recalculated either (i) to include the benefit of current bonus program bonuses, or (ii) to be consistent with the salaries paid to similarly situated employees with respect to job description and rank as employees of other subsidiaries of the Acquiror. No third party, including any Sterling Employees, shall be a third party beneficiary of this paragraph.

                  (C) The Acquiror (i) will cause Sterling Trust Company's health insurance to remain in effect with substantially the same coverages as exist as of the date of this Agreement, or (ii) will cause the employees of Sterling Trust Company to be covered under any other health insurance plan made available to the employees of the Acquiror under circumstances in which the insurer waives exceptions for pre-existing conditions in existence as of the Effective Date.

                  (D) After the Effective Date, the Acquiror will cause (i) the qualified profit-sharing retirement plan of Sterling Trust Company to be discontinued, and the assets of such plan either to be transferred to the qualified profit sharing retirement plan of the Acquiror (the "Acquiror's Plan") or such plans to be merged, and (ii) the employees of Sterling Trust Company to be given credit under the Acquiror's Plan for years of service with Sterling Trust Company.

                  (E) Beginning on the Effective Date, all employee benefit plans of Sterling (other than the health insurance plan and the qualified profit-sharing plan) will be terminated, and all employees of Sterling Trust Company will participate as of the Effective Date in all employee benefit plans generally applicable to employees of the Acquiror (with the exception of the health insurance plan and the Acquiror's Plan, as to which the foregoing provisions in (c) and (d) are applicable).

                  6.7      UNDERWRITER CONSENT.   Acquiror  will  use  its  best
efforts to obtain the consent of Piper Jaffray Inc. to the Merger (the "Piper Consent").

         7. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the Merger and to make the deliveries contemplated at the Closing shall, in addition to the conditions set forth elsewhere herein, be subject to satisfactory completion on or prior to the Closing Date of each of the following conditions, any of which may be waived by the Company:


CORPDAL:61883.1  26059-00014
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



                  7.1 CORRECTNESS OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Acquiror contained in this Agreement shall have been true and correct on the date hereof and shall be true and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date, and the Acquiror shall have executed and delivered to the Company at Closing a certificate to that effect.

                  7.2 PERFORMANCE OF COVENANTS AND AGREEMENTS. All of the covenants and agreements of the Acquiror contained in this Agreement and required to be performed by the Acquiror before the Closing Date shall have been performed in all material respects, and the Acquiror shall have executed and delivered to the Company at Closing a certificate to that effect.

                  7.3 ADDITIONAL CLOSING DOCUMENTS. The Acquiror shall have delivered to the Company at or prior to the Closing such documents (including a certificate of officers of the Acquiror) as the Company and its counsel may reasonably request in order to enable the Company to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

                  7.4      NO LEGAL BAR.

                  (A) There shall not have been instituted or threatened any legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement or to obtain substantial damages with respect thereto.

                  (B) None of the parties hereto shall be prohibited by any law, order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding shall then be pending that questions the validity of this Agreement, any of the transactions contemplated hereby or any action that has been taken by any of the parties or any corporate entity, in connection herewith, or in connection with any of the transactions contemplated hereby.

                  7.5 APPROVAL BY THE SHAREHOLDERS. The Merger shall have been approved by the Shareholders in accordance with the TBCA and the Company's Articles of Incorporation.

                  7.6      EMPLOYMENT AGREEMENT.     Acquiror  shall  have  duly
executed and delivered the Employment Agreement.

                  7.7 APA. Acquiror shall have duly executed and delivered the APA and the conditions to Closing specified in SECTION 3.4 thereof shall have been satisfied.

                  7.8      REGULATORY APPROVAL.   Acquiror  shall have  received
approval of the Merger by the TDB.

                  7.9 LISTING. The NASDAQ National Market shall have approved the listing, subject to official notice of issuance, of the Common Stock to be issued in the Merger.


CORPDAL:61883.1  26059-00014
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



                  7.10     PIPER CONSENT.      Acquiror shall  have received the
Piper Consent.

         8. CONDITIONS TO OBLIGATIONS OF ACQUIROR. The obligations of the Acquiror to consummate the Merger and to make the deliveries contemplated at the Closing shall, in addition to conditions set forth elsewhere herein, be subject to the satisfactory completion on or prior to the Closing Date of each of the following conditions, any of which may be waived by the Acquiror:

                  8.1 CORRECTNESS OF REPRESENTATIONS AND WARRANTIES. Each of the representa tions and warranties of the Company contained in this Agreement shall have been true and correct on the date hereof and shall be true and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date, and the Company shall have executed and delivered to the Acquiror at Closing a certificate of an officer of the Company to that effect.

                  8.2 PERFORMANCE OF COVENANTS AND AGREEMENTS. All of the covenants and agreements of the Company contained in this Agreement and required to be performed on or before the Closing Date shall have been performed in all material respects, and the Company shall have delivered to the Acquiror at Closing a certificate of the Company to that effect.

                  8.3 APA. STC Holdings and the STC Shareholders shall have duly executed and delivered the APA and the conditions to closing specified in
SECTION 3.5 thereof shall have been satisfied.

                  8.4 ADDITIONAL CLOSING DOCUMENTS. The Company shall have delivered to the Acquiror at or prior to the Effective Time such additional documents as the Acquiror and its counsel may reasonably request in order to enable the Acquiror to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

                  8.5      NO LEGAL BAR.

                  (A) There shall not have been instituted or threatened any legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement or to obtain substantial damages with respect thereto.

                  (B) None of the parties hereto shall be prohibited by any law, order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement and no action or proceeding shall then be pending that questions the validity of this Agreement, any of the transactions contemplated hereby or any action that has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

                  8.6      MATERIAL ADVERSE EFFECT.    Since  the  date  of  the
September 30, 1996 financial statements, there shall have been no Material Adverse Effect.

CORPDAL:61883.1  26059-00014
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



                  8.7 THIRD-PARTY CONSENTS AND APPROVALS. The Company shall have obtained the consents and approvals of third parties set forth in EXHIBIT E hereto.

                  8.8      APPROVAL BY THE SHAREHOLDERS.   The Merger shall have
been approved by the Shareholders in accordance with the TBCA and the Company's Articles of Incorporation.

                  8.9 LISTING. The Nasdaq National Market shall have approved the listing, subject to official notice of issuance, of the Common Stock to be issued in the Merger.

                  8.10 DISSENTERS. Persons holding not more than 10% of the Common Shares and persons holding not more than 10% of the Preferred Shares shall have perfected their dissenters' appraisal rights pursuant to the TBCA with respect to the Merger prior to the Closing Date.

                  8.11 POOLING LETTER. Acquiror shall have received a letter from Ernst & Young LLP, in form reasonably acceptable to Acquiror, to the effect that the transactions contemplated by this Agreement, including the Merger and the STC Transaction, will be accounted for as a "pooling of interests" under GAAP.

                  8.12     AFFILIATE AGREEMENTS.       The  Company  shall  have
delivered to Acquiror the Agreements of Affiliates called for by SECTION 5.12.

                  8.13 EMPLOYMENT AGREEMENT. Mr. Skretny shall have duly executed and delivered the Employment Agreement.

                  8.14 PIPER CONSENT. Acquiror shall have received the Piper Consent.

                  8.15 REGULATORY APPROVAL. The TDB shall have approved the Merger.

                  8.16 RESIGNATION OF DIRECTORS. Acquiror shall have received, at or prior to the Closing, resignations from each of the directors of the Company and/or the Subsidiaries, such resignations to be effective as of the Effective Date (the "Resignations").

         9.       REGISTRATION RIGHTS.

                  9.1 REGISTRATIONS. On or before the date that is 180 days from the Closing Date (the "Target Date"), Acquiror shall file a registration statement under the Securities Act relating to the resale of the Registrable Securities. All expenses of such registration and the reasonable fees and expenses of not more than one independent counsel for the Shareholders will be borne by the Acquiror, except that the Shareholders will bear underwriting discounts and commissions and transfer taxes attributable to their Registrable Securities being registered and transfer taxes of shares being sold by the Shareholders.

                  9.2 REGISTRABLE SECURITIES. For the purposes of this Agreement, the term "Registrable Securities" will mean shares of Common Stock issued as Merger Consideration and/or shares of Common Stock issued to the STC Shareholders pursuant to the APA.

CORPDAL:61883.1  26059-00014
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



                  9.3 PROCEDURE FOR REGISTRATION. Whenever the Acquiror is required under this SECTION 9 to file a registration statement, it agrees to do the following:

                  (A) Use its best efforts to take all such actions as are reasonably necessary to have the registration statement declared effective by the Commission as promptly as is reasonably practicable and to keep the registration statement effective and to comply with the provisions of the Securities Act for the period necessary to complete the proposed public offering, but not more than 180 days;

                  (B) Furnish to each selling shareholder (each "Holder") such copies of each preliminary and final prospectus and such other documents as such seller may reasonably request to facilitate the public offering of his or her Common Stock;

                  (C) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the selling Holders, if any; and

                  (D) Use all reasonable efforts to register or qualify the Common Stock covered by the registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Shareholder may reasonably request, although the Acquiror will not have to register in any states that require it to qualify to do business or subject itself to general service of process.

                  9.4 INDEMNIFICATION. Subject to applicable law, the Acquiror will indemnify each underwriter, each Holder holding Registrable Securities included in the registration statement, and each person controlling any of them, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue statement of a material fact contained in the registration statement, or any omission to state a material fact required to be stated of a material fact contained in the registration statement, or any statements not misleading, or arising out of any violation by the Acquiror of the Securities Act, any state securities or "blue-sky" laws or any applicable rule or regulation. This indemnification will not apply to any claims, losses, damages or liabilities to the extent that they may have been caused by an untrue statement or omission based upon information furnished in writing to the Acquiror by such underwriter, Holder or controlling person, respectively, expressly for use in the registration statement. With respect to such untrue statement or omission in the information furnished in writing to the Acquiror by such Holder, such Holder will indemnify the underwriters, the Acquiror, its directors and officers, the other Holders and each person controlling any of them against any losses, claims, damages, expenses or liabilities to which any of them may become subject as a result of such untrue statement or omission.

                  9.5 RULE 144 REQUIREMENTS. The Acquiror will use its best efforts to file with the Commission such information as the Commission may require and will use all reasonable efforts to make available Rule 144 under the Securities Act (or any successor exemptive rule). The Acquiror will not be required to file a registration statement under SECTION 9.1 if (a) in the unqualified opinion of counsel to the Acquiror, which counsel and opinion will reasonably be acceptable to the Holders, the Holders may then sell all Registrable Securities proposed to be sold in the manner proposed pursuant to Rule 144 without registration under the Act, or (b) the

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                                                        29
underwriter then representing the Acquiror (or another underwriter reasonably acceptable to both the Acquiror and the Holders) concludes that the Registrable Securities proposed to be sold may be sold (although in a manner different from the manner proposed by the Holders), at a price not less than five percent (5%) below the market price for the Registrable Securities in effect at that time, within 60 days pursuant to Rule 144 without registration under the Act.

                  9.6 TRANSFER OF REGISTRATION RIGHTS. The registration rights of any Shareholder under this Agreement may be transferred to any transferee of Registrable Securities (i) who is a Holder, (ii) who is a partner or shareholder of such Holder, or (iii) who is a member of such Holder's immediate family. The Acquiror must be notified in writing of the transfer and must receive an opinion of counsel acceptable to the Acquiror that the transfer has been made in compliance with applicable securities laws and the transferee has received the registration rights. Any such transferee will be deemed to be a "Holder" for purposes of this SECTION 9.

                  9.7 OBLIGATIONS OF HOLDERS AND OTHERS IN A REGISTRATION. Any Holder included in any registration agrees to furnish such information regarding such person and the securities sought to be registered as the Acquiror may reasonably request in connection with the registration, qualification or compliance.

         10.      TERMINATION OF AGREEMENT.

                  10.1 EVENTS OF TERMINATION. This Agreement may be, by written notice given prior to the Effective Time in the manner hereinafter provided, terminated and the Merger shall be abandoned (and, subject to SECTION 10.2 and SECTION 11.8 hereof and survival of the Confidentiality Agreement (as defined below), this Agreement shall be of no further force or effect between the parties hereto, except as to liabilities for misrepresentation, breach or default in connection with any warranty, representation, covenant, duty or obligation given, occurring or arising prior to the date of termination and abandonment):

                  (A) MISREPRESENTATION, BREACH OR FAILURE BY THE COMPANY. By the Acquiror, at Acquiror's election, if any of the conditions precedent to its obligation to close stated in SECTION 8 have not been fulfilled or waived by the scheduled Closing Date, or if there has been any misrepresentation or breach of or failure to satisfy timely on the part of the Company any condition or any warranty, representation or agreement contained herein, if such breach or failure is not cured within five (5) business days after receipt of notice from the Acquiror.

                  (B) MISREPRESENTATION BY THE ACQUIROR. By the Company, at the Company's election, if any of the conditions precedent to its obligations to close stated in SECTION 7 have not been fulfilled or waived by the scheduled Closing Date, or if there has been any misrepresentation or breach of or failure to satisfy timely on the part of the Acquiror any condition or any material warranty, representation or agreement contained herein, if such breach or failure is not cured within five (5) business days of receipt of notice from the Company.

                  (C) EXPIRATION OF TIME. By either the Company, on the one hand, or the Acquiror, on the other hand, if, for any reason other than the failure of the TDB to have yet

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



approved the Merger (in which case the date shall be March 31, 1997), the Closing shall not have taken place by February 1, 1997; provided, however, that neither the Company nor the Acquiror shall be entitled to terminate this Agreement pursuant to this SECTION 10.1(C) if such party is in material breach of this Agreement at such time.

                  (D) By either Acquiror or the Company, if at the Special Meeting (including any adjournments thereof) this Agreement and the Merger shall fail to be approved and adopted by the Shareholders in accordance with the TBCA and the Company's Articles of Incorporation.

                  10.2 BREAKUP FEE. Notwithstanding any provision in this Agreement to the contrary, in the event that the Company consummates an Alternative Transaction, the Company shall, promptly following the consummation of such Alternative Transaction, pay to Acquiror, by check or wire transfer, a fee (the "Breakup Fee") of $2,500,000.

         11.      MISCELLANEOUS PROVISIONS.

                  11.1 CONSTRUCTION. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  11.2 SURVIVAL. The representations and warranties contained herein shall not survive the Closing, but nothing herein shall be construed to limit or eliminate the ability of Acquiror or Acquisition to pursue an action based upon misrepresentations made with actual knowledge and/or fraud.

                  11.3 NOTICES. All notices and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telecopy, telegram, telex or wire (if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

         If to the Acquiror or Acquisition:    Matrix Capital Corporation
                                               1380 Lawrence Street, Suite 1410
                                               Denver, Colorado 80204
                                               Attn: Mr. David W. Kloos
                                               Facsimile: 303-595-9906

         With copies to:                       Jenkens & Gilchrist,
                                                 a Professional Corporation
                                               1445 Ross Avenue
                                               Suite 3200
                                               Dallas, Texas 75202
                                               Attn: Ronald J. Frappier, Esq.
                                               Facsimile: 214-855-4300

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




         If to the Company:                    The Vintage Group, Inc.
                                               7901 Fish Pond Road
                                               Waco, Texas 76710
                                               Attn:  Mr. Paul Skretny
                                               Facsimile:  817-751-7734

         With copies to:                       Jenkens & Gilchrist,
                                                 a Professional Corporation
                                               1445 Ross Avenue, Suite 3200
                                               Dallas, Texas 75202
                                               Attn: Peter Weinstock, Esq.
                                               Facsimile:  214-855-4300

                  11.4 ASSIGNMENT. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties; provided, however, that the rights of Acquisition under this Agreement shall be vested in the Surviving Corporation at and after the Effective Time. Nothing contained herein, express or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest and permitted assignees any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

                  11.5 AMENDMENTS AND WAIVERS. No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion. This Agreement and all Exhibits and Schedules hereto may be modified only by a written instrument duly executed by the parties hereto and authorized as provided herein. This Agreement and the Exhibits hereto may be amended with the approval of the respective boards of directors of the Company and Acquisition, at any time prior to the filing of the Certificates as provided in SECTION 1.2(G) hereof; provided that, except as specifically provided for in this Agreement as of the date of its original execution, no amendment shall (a) alter or change the amount or kind of consideration to be received in the Merger by the holders of any class or series of any capital stock of the Company, (b) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of any capital stock of the Company, unless, in any such case described in clauses (a) and (b), such alteration or change is approved by shareholders holding a majority of the shares of such class or series.

                  11.6 ATTORNEYS' FEES. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to

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                                                        32
include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

                  11.7 BINDING NATURE OF AGREEMENT. The Agreement includes each of the Schedules and Exhibits that are referred to herein or attached hereto, all of which are incorporated by reference herein. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representatives, successors and assigns.

                  11.8 EXPENSES. The costs and expenses and the professional fees incurred by the Company in connection herewith shall be borne by the Company. The costs and expenses and the professional fees of the Acquiror and Acquisition, shall be borne by the Acquiror.

                  11.9 ENTIRE AGREEMENT. Except for the Confidentiality Agreement, dated August 21, 1996 (the "Confidentiality Agreement") the terms of which survive the execution of this Agreement, this Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof.

                  11.10 SEVERABILITY. Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

                  11.11 COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  11.12 PUBLIC ANNOUNCEMENTS. The Acquiror and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger and shall not issue any such press release or make any such public statement prior to an agreement among the Company and the Acquiror as to the content of any such press release, except as may be required by law.

                  11.13  SECTION   HEADINGS.   The  headings  of  each  Section,
subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

                  11.14 KNOWLEDGE. Where any representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge of the person making such representation or warranty, it means to the actual or constructive knowledge of such person's directors, corporate officers and other management personnel (the "Knowledge Persons"). The parties agree that the Knowledge Persons of the Company are those persons listed on SCHEDULE 11.14 hereto.

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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first above written.

                                            MATRIX CAPITAL CORPORATION


                                     By: /s/
                                            -------------------------------
                                            Name: Richard V. Schmitz
                                            Title: Chairman


                                            THE VINTAGE GROUP, INC.


                                     By: /s/
                                            --------------------------------
                                            Name: Paul E. Skretny
                                            Title: Chairman of the Board, C.E.O.



                                            MATRIX/VINTAGE ACQUISITION, INC.


                                     By: /s/
                                            ---------------------------------
                                            Name: David W. Kloos
                                            Title: President


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